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Exhibit 10.15

FIRST AMENDMENT TO WAFER SUPPLY AND SERVICES AGREEMENT

        This FIRST AMENDMENT TO WAFER SUPPLY AND SERVICES AGREEMENT (the "Amendment") is dated as of July 1, 2002 (the "Amendment Date"), and is entered into by and between Jazz Semiconductor, Inc., a Delaware corporation formerly known as Specialtysemi, Inc. ("Company"), and Conexant Systems, Inc., a Delaware corporation ("Conexant").

RECITALS

        WHEREAS, Company and Conexant are parties to that certain Wafer Supply and Services Agreement dated as of March 30, 2002 (the "Agreement"); and

        WHEREAS, Company and Conexant wish to amend the Agreement.

AGREEMENTS

        NOW THEREFORE, in consideration of the promises and mutual agreements and covenants set forth herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

        1.     Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Agreement.

        2.     Amendment to Section 5.3. Section 5.3 of the Agreement is hereby amended by replacing the section in its entirety with the following language:

  5.3
  Transition Services Agreement. Subject to the applicable provisions of the Transition Services Agreement between Conexant and Company, dated March 12, 2002, shipping and handling of finished Wafers will be in accordance with Exhibit G (Delivery and Logistics).

        3.     Amendment to Section 7.2. Section 7.2 of the Agreement is hereby amended by replacing the section in its entirety with the following language:

  7.2
  Reporting Requirements. Company shall provide Conexant with the reports specified in Exhibit H (Reports) in accordance with frequency or schedule set forth therein. All such reports shall be in writing and provided to Conexant in the form (e.g., electronic form) specified in Exhibit H or otherwise mutually agreed to in writing by the Parties.

        3.     Amendment to Table of Contents.

          (a)   The Table of Contents to the Agreement is hereby amended by replacing the reference to Exhibit G in its entirety with the following language:

        EXHIBIT G    DELIVERY AND LOGISTICS

          (b)   The Table of Contents to the Agreement is hereby amended by adding the following language immediately below the reference to Exhibit G:

        EXHIBIT H    REPORTS

        4.    [...***...]

          (a)   [...***...]

          (b)   [...***...]

          (c)   [...***...]

        5.     [...***...]

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

        6.     Effect of Amendment. Except as and to the extent expressly modified by this Amendment, the Agreement shall remain in full force and effect in all respects. The terms of this Amendment shall be applied retroactively, such that the Agreement shall be deemed to have read, as of March 30, 2002, as amended herein. In the event of a conflict between this Amendment and the Agreement, this Amendment shall govern.

        7.     Counterparts. This Amendment may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

        8.     Governing Law. This Amendment shall be construed in accordance with, and governed in all respects by, the internal laws of the State of Delaware (without giving effect to principles of conflicts of laws).

        [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

        The parties hereto have caused this Amendment to be executed and delivered as of the date set forth above.

JAZZ SEMICONDUCTOR, INC., a Delaware corporation
By:	/s/ MARK S. BECKER Name: Mark S. Becker Title: CFO
CONEXANT SYSTEMS, INC., a Delaware corporation
By:	/s/ DENNIS O'REILLY Name: Dennis O'Reilly Title: General Counsel and Secretary

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  Exhibit 10.15
FIRST AMENDMENT TO WAFER SUPPLY AND SERVICES AGREEMENT